Exhibit 99.1

AT&T Inc.
Consolidated Statements of Income - As Adjusted
For the Quarters and Six Months Ended
June 30, 2015
Dollars in millions except per share amounts
Unaudited	For the Quarter Ended		For the Six Months
	Mar 31,	Jun 30,	Ended
Operating Revenues
Service	$28,962	$29,541	$58,503
Equipment	3,614	3,474	7,088
Total Operating Revenues	32,576	33,015	65,591

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	14,480	15,079	29,559
Selling, general and administrative	7,961	7,467	15,428
Depreciation and amortization	4,578	4,696	9,274
Total Operating Expenses	27,019	27,242	54,261
Operating Income	5,557	5,773	11,330
Interest Expense	899	932	1,831
Equity in Net Income of Affiliates	-	33	33
Other Income (Expense) - Net	70	48	118
Income Before Income Taxes	4,728	4,922	9,650
Income Tax Expense	1,389	1,738	3,127
Net Income	3,339	3,184	6,523
Less: Net Income Attributable to Noncontrolling Interest	(76)	(102)	(178)
Net Income Attributable to AT&T	$3,263	$3,082	$6,345

Basic Earnings Per Share Attributable to AT&T	$0.63	$0.59	$1.22
Weighted Average Common Shares Outstanding (000,000)	5,203	5,204	5,204

Diluted Earnings Per Share Attributable to AT&T	$0.63	$0.59	$1.22
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,219	5,220	5,220

AT&T Inc.
Consolidated Statements of Income - As Adjusted
For the Quarters and Year Ended 2014
Dollars in millions except per share amounts
Unaudited	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Operating Revenues
Service	$29,776	$29,556	$29,790	$29,315	$118,437
Equipment	2,700	3,019	3,167	5,124	14,010
Total Operating Revenues	32,476	32,575	32,957	34,439	132,447

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,264	14,089	14,336	18,456	60,145
Selling, general and administrative	8,260	8,197	8,475	14,765	39,697
Abandonment of network assets	-	-	-	2,120	2,120
Depreciation and amortization	4,617	4,550	4,539	4,567	18,273
Total Operating Expenses	26,141	26,836	27,350	39,908	120,235
Operating Income (Loss)	6,335	5,739	5,607	(5,469)	12,212
Interest Expense	860	881	1,016	856	3,613
Equity in Net Income of Affiliates	88	102	(2)	(13)	175
Other Income (Expense) - Net	145	1,269	42	125	1,581
Income (Loss) Before Income Taxes	5,708	6,229	4,631	(6,213)	10,355
Income Tax Expense (Benefit)	1,938	2,532	1,444	(2,295)	3,619
Net Income (Loss)	3,770	3,697	3,187	(3,918)	6,736
Less: Net Income Attributable to Noncontrolling Interest	(82)	(74)	(57)	(81)	(294)
Net Income (Loss) Attributable to AT&T	$3,688	$3,623	$3,130	$(3,999)	$6,442

Basic Earnings (Loss) Per Share Attributable to AT&T	$0.71	$0.70	$0.60	$(0.77)	$1.24
Weighted Average Common Shares Outstanding (000,000)	5,222	5,204	5,198	5,198	5,205

Diluted Earnings (Loss) Per Share Attributable to AT&T	$0.70	$0.69	$0.60	$(0.77)	$1.24
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,238	5,220	5,214	5,214	5,221

AT&T Inc.
Consolidated Statements of Income - As Adjusted
For the Quarters and Year Ended 2013
Dollars in millions except per share amounts
Unaudited	For the Quarter Ended				For the Year
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Ended
Operating Revenues
Service	$29,443	$29,851	$29,864	$30,094	$119,252
Equipment	1,913	2,224	2,294	3,069	9,500
Total Operating Revenues	31,356	32,075	32,158	33,163	128,752

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	12,521	13,186	13,314	12,170	51,191
Selling, general and administrative	8,333	8,121	7,952	4,008	28,414
Depreciation and amortization	4,529	4,571	4,615	4,680	18,395
Total Operating Expenses	25,383	25,878	25,881	20,858	98,000
Operating Income	5,973	6,197	6,277	12,305	30,752
Interest Expense	827	825	829	1,459	3,940
Equity in Net Income of Affiliates	185	218	91	148	642
Other Income (Expense) - Net	32	288	50	226	596
Income Before Income Taxes	5,363	5,878	5,589	11,220	28,050
Income Tax Expense	1,569	1,946	1,628	4,185	9,328
Net Income	3,794	3,932	3,961	7,035	18,722
Less: Net Income Attributable to Noncontrolling Interest	(73)	(58)	(91)	(82)	(304)
Net Income Attributable to AT&T	$3,721	$3,874	$3,870	$6,953	$18,418

Basic Earnings Per Share Attributable to AT&T	$0.67	$0.72	$0.73	$1.32	$3.42
Weighted Average Common Shares Outstanding (000,000)	5,513	5,381	5,315	5,267	5,368

Diluted Earnings Per Share Attributable to AT&T	$0.67	$0.72	$0.73	$1.31	$3.42
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,530	5,397	5,331	5,283	5,385